EXECUTION COPY


                     HEARTLAND WIRELESS COMMUNICATIONS, INC.


                                       and


                             BANKERS TRUST COMPANY,


                                as Warrant Agent


                      ------------------------------------


                                WARRANT AGREEMENT


                           Dated as of April 26, 1995


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                                WARRANT AGREEMENT

                                TABLE OF CONTENTS


                                                                            Page


SECTION 1.  Certain Definitions..............................................  1

SECTION 2.  Issuance, Form, Execution, Delivery and
        Registration of Warrant Certificates.................................  3
        2.1  Issuance of Warrants............................................  3
        2.2  Form of Warrant Certificates....................................  4
        2.3  Execution of Warrant Certificates...............................  4
        2.4  Countersignature and Delivery...................................  5
        2.5  Temporary Warrant Certificates..................................  5
        2.6  Separation of Warrants and Notes................................  6
        2.7  Registration....................................................  6
        2.8  Registration of Transfers and Exchanges.........................  7
        2.9  Lost, Stolen, Destroyed, Defaced or Mutilated
                 Warrant Certificates........................................ 14
        2.10  Offices for Exercise, etc...................................... 15

SECTION 3.  Terms of Warrants; Exercise of Warrants.......................... 15

SECTION 4.  Payment of Taxes................................................. 17

SECTION 5.  Reservation of Warrant Shares.................................... 18

SECTION 6.  Obtaining Stock Exchange Listings................................ 19

SECTION 7.  Adjustment of Exercise Price and Number of
        Warrant Shares Issuable.............................................. 19
        (a)  Stock Splits, Combinations, etc................................. 19
        (b)  Reclassification, Combinations, Mergers, etc.................... 19
        (c)  Issuance of Options or Convertible Securities................... 21
        (d)  Dividends and Distributions..................................... 22
        (e)  Self-Tenders.................................................... 22
        (f)   Issuance of Additional Shares of Common Stock.................. 23
        (g)  Current Market Price............................................ 23
        (h)  Certain Distributions........................................... 24
        (i)  Consideration Received.......................................... 24
        (j)  Deferral of Certain Adjustments................................. 25
        (k)  Changes in Options and Convertible Securities................... 25
        (l)  Expiration of Options and Convertible Securities................ 25
        (m)  Other Adjustments............................................... 26
        (n)  Other Action Affecting Common Stock............................. 26

SECTION 8.  Statement on Warrants............................................ 26

SECTION 9.  Fractional Interest.............................................. 27

SECTION 10.  When Adjustment Not Required.................................... 27

SECTION 11.  Escrow of Warrant Stock......................................... 27

                                           - i -


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                                      Page



SECTION 12.  Challenge to Good Faith Determination........................... 27

SECTION 13.  Treasury Stock.................................................. 28

SECTION 14.  Notices to Warrant Holders...................................... 28

SECTION 15.  Merger, Consolidation or Change of Name of
        Warrant Agent........................................................ 29

SECTION 16.  Warrant Agent................................................... 30

SECTION 17.  Resignation and Removal of Warrant Agent;
Appointment of Successor..................................................... 33

SECTION 18.  Registration.................................................... 34
        18.1  Warrant Shares Registration Statement.......................... 34
        18.2  Registration Expenses.......................................... 35
        18.3  Limitations on Obligations Under Registration
                 Covenants................................................... 35

SECTION 19.  Reports......................................................... 36

SECTION 20.  Notices to Company and Warrant Agent............................ 36

SECTION 21.  Supplements and Amendments...................................... 37

SECTION 22.  Severability.................................................... 37

SECTION 23.  Successors...................................................... 38

SECTION 24.  Termination..................................................... 38

SECTION 25.  GOVERNING LAW................................................... 38

SECTION 26.  Benefits of This Agreement...................................... 38

SECTION 27.  Entire Agreement................................................ 39

SECTION 28.  Counterparts.................................................... 39


EXHIBIT A....................................................................A-1

EXHIBIT B....................................................................B-1

EXHIBIT C....................................................................C-1

     WARRANT AGREEMENT dated as of April 26, 1995 (the "Agreement") between Heartland Wireless Communications, Inc., a Delaware corporation (the "Company"), and Bankers Trust Company, as warrant agent (in such capacity, the "Warrant Agent").

     WHEREAS, the Company proposes to issue warrants, as hereinafter described (the "Warrants"), to purchase up to an aggregate of 600,000 shares of Common Stock (as defined below), in connection with an offering of an aggregate of $100,000,000 principal amount of the Company's 13% Senior Notes due 2003 (the "Notes") and 600,000 Warrants, each Warrant entitling the holder thereof to purchase one (1) share of Common Stock. The Notes and Warrants will be sold in Units (the "Units"), each Unit consisting of $1,000 principal amount of Notes and six Warrants.

     WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act, in connection with the issuance of Warrant Certificates (as defined below) and other matters as provided herein;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, and for the purpose of defining the respective rights and obligations of the Company, the Warrant Agent and the Holders (as defined below), the parties hereto agree as follows:

     SECTION 1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

     "Affiliate" of any person means any person directly or indirectly controlling or controlled by or under direct or indirect common control with such person. For purposes of this definition, "control" when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Capital Stock" means any and all shares, interests, participations, warrants, options, rights or other equivalents of or interests in (however designated and whether voting or non-voting) corporate stock of a corporation and any and all equivalent ownership interests in a Person (other than a corporation), in each case whether outstanding on the date of issuance of the Notes or thereafter issued, including any preferred stock.

     "Commission" means the Securities and Exchange Commission.

     "Common Stock" of any Person means Capital Stock of such Person that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such


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                                                                               2


Person, to shares of Capital Stock of any other class of such Person.

     "Company" means Heartland Wireless Communications, Inc., a Delaware corporation, and its successors and assigns.

     "Convertible Securities" mean any shares of stock or securities which are convertible or exchangeable, either immediately or upon the occurrence of a specified date or a specified event, for shares of Common Stock.

     "Distribution" has the meaning specified in Section 7(c).

     "Exchange Act" means the Securities Exchange Act of 1934, as amended (or any successor act), and the rules and regulations promulgated thereunder.

     "Exercisability Date" means April 26, 1996 (the first anniversary of the Issue Date).

     "Exercise Price" means the purchase price per share of Common Stock to be paid upon the exercise of each Warrant in accordance with the terms hereof, which price shall initially be $19.525 per share, subject to adjustment from time to time pursuant to Section 7 hereof.

     "Expiration Date" means April 26, 2000 (the fifth anniversary of the Issue
Date).

     "Expiration Time" means the last time tenders or exchanges may be made pursuant to the tender or exchange offer.

     "Holder" means the registered holder of a Warrant.

     "Majority Holders" means the Holders of Warrants exercisable for in excess of 50% of the aggregate number of shares of Common Stock then receivable upon exercise of all Warrants, whether or not then exercisable.

     "Issue Date" means the date on which Notes are first authenticated and issued.

     "Nasdaq National Market" means the Nasdaq Stock Market National Market.

     "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

     "Purchased Shares" has the meaning specified in Section 7(e).

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                                                                               3


     "Purchasers" mean BT Securities Corporation and Lazard Freres & Co., as initial Purchasers of the Units.

     "SEC Reports" has the meaning specified in Section 19(a).

     "Securities Act" means the Securities Act of 1933, as amended.

     "Separability Date" has the meaning specified in Section 2.6.

     "Time of Determination" has the meaning specified in Section 7(g).

     "Transfer Agent" has the meaning specified in Section 5.

     "Unit" means the $1,000 principal amount of Notes and six Warrants that comprise each Unit.

     "Warrant Agent" means Bankers Trust Company or the successor or successors of such Warrant Agent appointed in accordance with the terms hereof.

     "Warrant Certificates" means the certificates evidencing the warrants to be delivered pursuant to this Agreement, substantially in the form of Exhibit A hereto.

     "Warrants" shall mean this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

     "Warrant Shares" has the meaning specified in Section 2.1 hereof.

     SECTION 2. Issuance, Form, Execution, Delivery and Registration of Warrant Certificates.

     2.1 Issuance of Warrants. Warrants comprising part of the Units shall be originally issued in connection with the issuance of the Units and such Warrants shall not be separately transferable from the Notes until on or after the Separability Date as provided in Section 2.6 hereof.

     Each Warrant Certificate shall evidence the number of Warrants specified therein, and each Warrant evidenced thereby shall represent the right, subject to the provisions contained herein and therein, to purchase from the Company (and the Company shall issue and sell to such holder of the Warrant) one (1) fully paid and non-assessable share of the Company's Common Stock (the

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                                                                               4


shares purchasable upon exercise of a Warrant being hereinafter referred to as the "Warrant Shares" and, where appropriate, such term shall also mean the other securities or property purchasable and deliverable upon exercise of a Warrant as provided in Section 7 at the price specified herein and therein, in each case subject to adjustment as provided herein and therein).

     2.2 Form of Warrant Certificates. The Warrant Certificates will initially be issued either in global form (the "Global Warrants"), substantially in the form of Exhibit A hereto (including footnote 1 thereto) or in registered form as definitive Warrant Certificates (the "Definitive Warrants"). The Warrant Certificates evidencing the Global Warrants or the Definitive Warrants to be delivered pursuant to this Agreement shall be substantially in the form set forth in Exhibit A attached hereto. Such Global Warrants shall represent such of the outstanding Warrants as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Warrants from time to time endorsed thereon and that the aggregate amount of outstanding Warrants represented thereby may from time to time be decreased or increased, as appropriate. Any endorsement of a Global Warrant to reflect the amount of any increase or decrease in the amount of outstanding Warrants represented thereby shall be made by the Warrant Agent and Depositary (as defined below) in accordance with instructions given by the holder thereof. The Depository Trust Company shall act as the Depositary (the "Depositary") with respect to the Global Warrants until a successor shall be appointed by the Company. Upon written request, and subject to Section 2.8 hereof, a Warrant holder may receive from the Warrant Agent Definitive Warrants as set forth in Section 2.8 hereof.

     2.3 Execution of Warrant Certificates. The Warrant Certificates shall be executed on behalf of the Company by the chairman of its Board of Directors, its president or any vice president and attested by its secretary or assistant secretary, under its corporate seal. Such signatures may be the manual or facsimile signatures of the present or any future such officers. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificates. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Warrant Certificate that has been duly countersigned and delivered by the Warrant Agent.

     In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificate so signed shall be countersigned and delivered by the Warrant Agent or disposed of by the Company, such Warrant Certificate nevertheless may be countersigned and delivered or disposed of as though the person who signed such Warrant Certificate had not ceased to be such officer of the Company; and any Warrant Certificate may be signed

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                                                                               5


on behalf of the Company by such persons as, at the actual date of the execution of such Warrant Certificate, shall be the proper officers of the Company, although at the date of the execution and delivery of this Agreement any such person was not such an officer.

     2.4 Countersignature and Delivery. Subject to the immediately following paragraph, Warrant Certificates shall be countersigned by manual signature and dated the date of countersignature by the Warrant Agent and shall not be valid for any purpose unless so countersigned and dated. The Warrant Certificates shall be numbered and shall be registered in the Warrant Register (as defined in Section 2.7 hereof).

     Upon the receipt by the Warrant Agent of a written order of the Company set forth in an Officers' Certificate, which order shall be signed by the chairman of its Board of Directors, its president or any vice president and attested by its secretary or assistant secretary, and shall specify the amount of Warrants to be countersigned, whether the Warrants are to be Global Warrants or Definitive Warrants, whether the Warrants are to bear the legend set forth in
Section 2.8(g), the date of such Warrants and such other information as the Warrant Agent may reasonably request, without any further action by the Company, the Warrant Agent is authorized, upon receipt from the Company at any time and from time to time of the Warrant Certificates, duly executed as provided in
Section 2.3 hereof, to countersign the Warrant Certificates and deliver them. Such countersignature shall be by a duly authorized signatory of the Warrant Agent (although it shall not be necessary for the same signatory to sign all Warrant Certificates).

     In case any authorized signatory of the Warrant Agent who shall have countersigned any of the Warrant Certificates shall cease to be such authorized signatory before the Warrant Certificate shall be disposed of by the Company, such Warrant Certificate nevertheless may be delivered or disposed of as though the person who countersigned such Warrant Certificate had not ceased to be such authorized signatory of the Warrant Agent; and any Warrant Certificate may be countersigned on behalf of the Warrant Agent by such persons as, at the actual time of countersignature of such Warrant Certificates, shall be the duly authorized signatories of the Warrant Agent, although at the time of the execution and delivery of this Agreement any such person is not such an authorized signatory.

     The Warrant Agent's countersignature on all Warrant Certificates shall be in substantially the form set forth in Exhibit A hereto.

     2.5 Temporary Warrant Certificates. Pending the preparation of definitive Warrant Certificates, the Company may execute, and the Warrant Agent shall countersign and deliver, temporary Warrant Certificates, which are printed, lithographed,


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                                                                               6


typewritten or otherwise produced, substantially of the tenor of the definitive Warrant Certificates in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Warrant Certificates may determine, as evidenced by their execution of such Warrant Certificates.

     If temporary Warrant Certificates are issued, the Company will cause definitive Warrant Certificates to be prepared without unreasonable delay. After the preparation of definitive Warrant Certificates, the temporary Warrant Certificates shall be exchangeable for definitive Warrant Certificates upon surrender of the temporary Warrant Certificates at any office or agency maintained by the Company for that purpose pursuant to Section 2.10 hereof. Subject to the provisions of Section 4 hereof, such exchange shall be without charge to the holder. Upon surrender for cancellation of any one or more temporary Warrant Certificates, the Company shall execute, and the Warrant Agent shall countersign and deliver in exchange therefor, one or more definitive Warrant Certificates representing in the aggregate a like number of Warrants. Until so exchanged, the holder of a temporary Warrant Certificate shall in all respects be entitled to the same benefits under this Agreement as a holder of a definitive Warrant Certificate.

     2.6 Separation of Warrants and Notes. The Notes and Warrants will not be separately transferable until the Separability Date. "Separability Date" shall mean the earliest to occur of: (i) July 25, 1995 (90 days after the Issue Date),
(ii) the date a registration statement under the Securities Act, with respect to a registered exchange offer for the Notes is declared effective under the Securities Act and the Company has furnished to the Warrant Agent an Officers' Certificate to such effect and (iii) such date as may be determined by the Purchasers and specified to the Company, the Trustee, the Warrant Agent and the Unit Agent in writing. The surrender of a Unit Certificate for separate Warrant and Note certificates is herein referred to as a "Separation" and the related Warrants being referred to as "Separated."

     2.7 Registration. The Company will keep, at the office or agency maintained by the Company for such purpose, a register or registers in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of, and registration of transfer and exchange of, Warrants as provided in Sections 2.8 and 2.9. Each person designated by the Company from time to time as a person authorized to register the transfer and exchange of the Warrants is hereinafter called, individually and collectively, the "Registrar." The Company hereby initially appoints the Warrant Agent as Registrar. Upon written notice to the Warrant Agent and any acting Registrar, the Company may appoint a successor Registrar for such purposes.

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                                                                               7


     The Company will at all times designate one person (who may be the Company and who need not be a Registrar) to act as repository of a master list of names and addresses of the holders of Warrants (the "Warrant Register"). The Warrant Agent will act as such repository unless and until some other person is, by written notice from the Company to the Warrant Agent and the Registrar, designated by the Company to act as such. In the event the Registrar is not the repository, the Company shall cause the Registrar to furnish to such repository, on a current basis, such information as to all registrations of transfer and exchanges effected by the Registrar, as may be necessary to enable such repository to maintain the Warrant Register on as current a basis as is practicable.

     2.8 Registration of Transfers and Exchanges.

     (a) Transfer and Exchange of Definitive Warrants. When Definitive Warrants are presented to the Warrant Agent with a request:

     (i)  to register the transfer of the Definitive Warrants; or

     (ii) to exchange such Definitive Warrants for an equal number of Definitive Warrants of other authorized denominations,

the Warrant Agent shall register the transfer or make the exchange as requested if the requirements under this Warrant Agreement as set forth in this Section
2.8 hereof for such transactions are met; provided, however, that the Definitive Warrants presented or surrendered for registration of transfer or exchange:

     (x) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Company and the Warrant Agent, duly executed by the holder thereof or by his attorney, duly authorized in writing; and

     (y) in the case of Warrants the offer and sale of which have not been registered under the Securities Act and are presented for transfer or exchange prior to (x) the date which is three years after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Warrant, or any predecessor thereto and (y) such later date, if any, as may be required by any subsequent change in applicable law (the "Resale Restriction Termination Date"), such Warrants shall be accompanied, in the sole discretion of the Company, by the following additional information and documents, as applicable, however, it being understood that the Warrant Agent need not determine which of clauses (A) through
          (D) below is applicable:

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                                                                               8


          (A) if such Warrant is being delivered to the Warrant Agent by a holder for registration in the name of such holder, without transfer, a certification from such holder to that effect (in substantially the form of Exhibit B hereto); or

          (B) if such Warrant is being transferred to a qualified institutional buyer (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 or Regulation S under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto); or

          (C) if such Warrant is being transferred to an institutional "accredited investor" within the meaning of subparagraphs (a)(1),
               (a)(2), (a)(3) or (a)(7) of Rule 501 under the Securities Act, delivery of a Certificate of Transfer in the form of Exhibit C hereto and an opinion of counsel and/or other information satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act; or

          (D) if such Warrant is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto) and an opinion of counsel reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act.

     (b) Restrictions on Transfer of a Definitive Warrant for a Beneficial Interest in a Global Warrant. A Definitive Warrant may not be exchanged for a beneficial interest in a Global Warrant except upon satisfaction of the requirements set forth below. Upon receipt by the Warrant Agent of a Definitive Warrant, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Warrant Agent, together with:

     (A) certification, substantially in the form of Exhibit B hereto, that such Definitive Warrant is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities
          Act) in accordance with Rule 144A under the Securities Act; and

     (B) written instructions directing the Warrant Agent to make, or to direct the Depositary to make, an

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                                                                               9


          endorsement on the Global Warrant to reflect an increase in the aggregate amount of the Warrants represented by the Global Warrant,

then the Warrant Agent shall cancel such Definitive Warrant and cause, or direct the Depositary to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Warrant Agent, the number of Warrants represented by the Global Warrant to be increased accordingly. If no Global Warrant is then outstanding, the Company shall issue and the Warrant Agent shall countersign a new Global Warrant in the appropriate amount.

     (c) Transfer and Exchange of Global Warrants. The transfer and exchange of Global Warrants or beneficial interests therein shall be effected through the Depositary, in accordance with this Warrant Agreement (including the restrictions on transfer set forth herein) and the procedures of the Depositary therefor.

     (d) Transfer of a Beneficial Interest in a Global Warrant for a Definitive Warrant.

     (i) Any person having a beneficial interest in a Global Warrant may upon request exchange such beneficial interest for a Definitive Warrant. Upon receipt by the Warrant Agent of written instructions or such other form of instructions as is customary for the Depositary from the Depositary or its nominee on behalf of any person having a beneficial interest in a Global Warrant and upon receipt by the Warrant Agent of a written order or such other form of instructions as is customary for the Depositary or the person designated by the Depositary as having such a beneficial interest containing registration instructions and, in the case of any such transfer or exchange prior to the Resale Restriction Termination Date, the following additional information and documents, however, it being understood that the Warrant Agent need not determine which of clauses (A) through (D) below is applicable:

          (A) if such beneficial interest is being transferred to the person designated by the Depositary as being the beneficial owner, a certification from such person to that effect (in substantially the form of Exhibit B hereto); or

          (B) if such beneficial interest is being transferred to a qualified institutional buyer (as defined in Rule 144A under the Securities
               Act) in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 or Regulation S under the Securities Act or pursuant to an effective

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                                                                              10


               registration statement under the Securities Act, a certification to that effect from the transferee or transferor (in substantially the form of Exhibit B hereto); or

          (C) if such beneficial interest is being transferred to an institutional "accredited investor" within the meaning of subparagraphs (a)(1), (a)(2), (a)(3) or (a)(7) of Rule 501 under the Securities Act, delivery of a Certificate of Transfer in the form of Exhibit C hereto and an opinion of counsel and/or other information satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act; or

          (D) if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect from the transferee or transferor (in substantially the form of Exhibit B hereto) and an opinion of counsel from the transferee or transferor reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act, then the Warrant Agent will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Warrant Agent, the aggregate amount of the Global Warrant to be reduced and, following such reduction, the Company will execute and, upon receipt of a countersignature order in the form of an Officers' Certificate (as defined in Section 2.8(f)), the Warrant Agent will authenticate and deliver to the transferee a Definitive Warrant.

          (ii) Definitive Warrants issued in exchange for a beneficial interest in a Global Warrant pursuant to this Section 2.8(d) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Warrant Agent in writing. The Warrant Agent shall deliver such Definitive Warrants to the persons in whose names such Warrants are so registered.

     (e) Restrictions on Transfer and Exchange of Global Warrants. Notwithstanding any other provisions of this Warrant Agreement (other than the provisions set forth in subsection (f) of this Section 2.8), a Global Warrant may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

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                                                                              11


     (f) Countersignature of Definitive Warrants in Absence of Depositary. If at any time:

     (i) the Depositary for the Warrants notifies the Company that the Depositary is unwilling or unable to continue as Depositary for the Global Warrant and a successor Depositary for the Global Warrant is not appointed by the Company within 90 days after delivery of such notice; or

     (ii) the Company, at its sole discretion, notifies the Warrant Agent in writing that it elects to cause the issuance of Definitive Warrants in place of the Global Warrant under this Warrant Agreement, then the Company will execute, and the Warrant Agent, upon receipt of an officers' certificate signed by two officers of the Company (one of whom must be the principal executive officer, principal financial officer or principal accounting officer) (an "Officers' Certificate") requesting the countersignature and delivery of Definitive Warrants, will authenticate and deliver Definitive Warrants, in an aggregate number equal to the aggregate number of Warrants represented by the Global Warrant, in exchange for such Global Warrant.

     (g) Legends.

     (i) Except as permitted by the following paragraph (ii), each Warrant Certificate evidencing the Global Warrants and the Definitive Warrants (and all Warrants issued in exchange therefor or substitution thereof) shall bear a legend substantially to the following effect:

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES
          ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) (AN "ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY, EXCEPT (A) TO THE ISSUER THEREOF, OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A PROMULGATED UNDER THE SECURITIES

          ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHED (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE OR REGISTRAR), (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 PROMULGATED UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY, IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE ISSUER SUCH CERTIFICATIONS, WRITTEN LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A SECURITYHOLDERS' AND REGISTRATION RIGHTS AGREEMENT DATED AS OF APRIL 26, 1995 AMONG BT SECURITIES CORPORATION, LAZARD FRERES & CO. AND HEARTLAND WIRELESS COMMUNICATIONS, INC. (THE "COMPANY"), A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

     (ii) Upon any sale or transfer of a Warrant pursuant to Rule 144 under the Securities Act in accordance with Section 2.8 hereof or an effective registration statement under the Securities Act:

          (A) in the case of any Warrant that is a Definitive Warrant, the Warrant Agent upon the written direction of the Company shall permit the holder thereof to exchange such Warrant for a Definitive Warrant that does not bear the first two paragraphs of the legend set forth above and rescind any related restriction on the transfer of such Warrant; and

          (B) any such Warrant represented by a Global Warrant shall not be subject to the provisions set forth in (i) above (such sales or transfers being subject only to the provisions of Section 2.8(c) hereof); provided, however, that with respect to any request for an exchange of a Warrant that is represented by a Global Warrant for a Definitive Warrant that does not bear the first two paragraphs of the legend set forth above, which request is made in reliance upon Rule 144 under the Securities Act, the holder thereof shall certify in writing to the Warrant Agent that such request is being made pursuant to Rule 144 under the Securities Act (such certification to be substantially in the form of Exhibit B hereto).

     (h) Cancellation and/or Adjustment of a Global Warrant. At such time as all beneficial interests in a Global Warrant have either been exchanged for Definitive Warrants, redeemed, repurchased or cancelled, such Global Warrant shall be returned to or retained and cancelled by the Warrant Agent. At any time prior to such cancellation, if any beneficial interest in a Global Warrant is exchanged for Definitive Warrants, redeemed, repurchased or cancelled, the number of Warrants represented by such Global Warrant shall be reduced and an endorsement shall be made on such Global Warrant, by the Warrant Agent to reflect such reduction.

     (i) Obligations with Respect to Transfers and Exchanges of Definitive Warrants.

     (i) To permit registrations of transfers and exchanges, the Company shall deliver to the Warrant Agent, upon execution of this Agreement and from time to time thereafter, sufficient inventory of executed Definitive Warrants and Global Warrants.

     (ii) All Definitive Warrants and Global Warrants issued upon any registration, transfer or exchange of Definitive Warrants or Global Warrants shall be the valid obligations of the Company, entitled to the same benefits under this Warrant Agreement as the Definitive Warrants or Global Warrants surrendered upon the registration of transfer or exchange.

    (iii) Prior to due presentment for registration of transfer of any Warrant, the Warrant Agent and the Company may deem and treat the person in whose name any Warrant is registered as the absolute owner of such Warrant, and neither the Warrant Agent nor the Company shall be affected by notice to the contrary.

     (j) Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the initial issuance of the Warrants and the Warrant Shares issuable upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for the Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     (k) General. The Warrant Agent shall be under no duty to monitor compliance with any federal, state or other securities laws.

     2.9 Lost, Stolen, Destroyed, Defaced or Mutilated Warrant Certificates. Upon receipt by the Company and the Warrant Agent (or any agent of the Company or the Warrant Agent, if requested by the Company) of evidence satisfactory to them of the loss, theft, destruction, defacement, or mutilation of any Warrant Certificate and of indemnity satisfactory to them (which may include posting a bond) and, in the case of mutilation or defacement, upon surrender thereof to the Warrant Agent for cancellation, then, in the absence of notice to the Company or the Warrant Agent that such Warrant Certificate has been acquired by a bona fide purchaser or holder in due course, the Company shall execute, and an authorized signatory of the Warrant Agent shall manually countersign and deliver, in exchange for or in lieu of the lost, stolen, destroyed, defaced or mutilated Warrant Certificate, a new Warrant Certificate representing a like number of Warrants, bearing a number or other distinguishing symbol not contemporaneously outstanding. Upon the issuance of any new Warrant Certificate under this Section, the Company may require the payment from the holder of such Warrant Certificate of a sum sufficient to cover any tax, stamp tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Warrant Agent and the Registrar) in connection therewith. Every substitute Warrant Certificate executed and delivered pursuant to this Section in lieu of any lost, stolen or destroyed Warrant Certificate shall constitute an additional contractual obligation of the Company, whether or not the lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of (but shall be subject to all the limitations of rights set forth in) this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this
Section 2.9 are exclusive with respect to the replacement of lost, stolen, destroyed, defaced or mutilated Warrant Certificates and shall preclude (to the extent lawful) any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of lost, stolen, destroyed, defaced or mutilated Warrant Certificates.

     The Warrant Agent is hereby authorized to countersign in accordance with the provisions of this Agreement, and deliver the new Warrant Certificates required pursuant to the provisions of this Section.

     2.10 Offices for Exercise, etc. So long as any of the Warrants remain outstanding, the Company will designate and maintain in the Borough of Manhattan, The City of New York: (a) an office or agency where the Warrant Certificates may be presented for exercise, (b) an office or agency where the Warrant Certificates may be presented for registration of transfer and for exchange (including the exchange of temporary Warrant Certificates for definitive Warrant Certificates pursuant to Section 2.5 hereof), and (c) an office or agency where notices and demands to or upon the Company in respect of the Warrants or of this Agreement may be served. The Company may from time to time change or rescind such designation, as it may deem desirable or expedient; provided, however, that an office or agency shall at all times be maintained in the Borough of Manhattan, The City of New York, as provided in the first sentence of this Section. In addition to such office or offices or agency or agencies, the Company may from time to time designate and maintain one or more additional offices or agencies within or outside The City of New York, where Warrant Certificates may be presented for exercise or for registration of transfer or for exchange, and the Company may from time to time change or rescind such designation, as it may deem desirable or expedient. The Company will give to the Warrant Agent written notice of the location of any such office or agency and of any change of location thereof. The Company hereby designates the Warrant Agent at its corporate trust office in the Borough of Manhattan, The City of New York (the "Warrant Agent Office"), as the initial agency maintained for each such purpose. In case the Company shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notice may be served at the Warrant Agent Office and the Company appoints the Warrant Agent as its agent to receive all such presentations, surrenders, notices and demands.

     SECTION 3. Terms of Warrants; Exercise of Warrants. Subject to the terms of this Agreement, each Warrant Holder shall have the right, which may be exercised commencing at the opening of business on the Exercisability Date and until 5:00 p.m., New York City time on the Expiration Date, to receive from the Company the number of fully paid and nonassessable Warrant Shares which the Holder may at the time be entitled to receive on exercise of such Warrants and payment of the Exercise Price then in effect for such Warrant Shares. Each Warrant not exercised prior to 5:00 p.m., New York City time, on the Expiration Date shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time. No adjustments as to dividends will be made upon exercise of the Warrants.

     Until the earliest to occur of (i) 90 days after the issuance of the Units,
(ii) the date upon which a registration statement under the Securities Act with respect to a registered exchange offer for the Notes is declared effective under the Securities Act and (iii) such date as the Purchasers may in their discretion deem appropriate (which is specified to the Company and the Warrant Agent in writing), each $1,000 principal amount of Notes, and Warrants which comprise each Unit, may not be separately transferred or exchanged. The Warrant Agent shall coordinate its activities hereunder with the Trustee under the Indenture and the Unit Agent under the Unit Agreement, and may rely upon information provided by such Trustee regarding ownership or transfer of the Notes and/or by the Unit Agent regarding ownership or transfer of the Units.

     The Company shall give notice not less than 90, and not more than 120, days prior to the Expiration Date to the Holders of all then outstanding Warrants to the effect that the Warrants will terminate and become void as of 5:00 p.m., New York City time, on the Expiration Date; provided, however, that the failure by the Company to give such notice as provided in this Section shall not affect such termination and becoming void of the Warrants as of 5:00 p.m., New York City time, on the Expiration Date.

     A Warrant may be exercised at anytime on or after the Exercisabilty Date and prior to the Expiration Date upon surrender to the Company at the principal office of the Warrant Agent of the certificate or certificates evidencing the Warrant to be exercised with the form of election to purchase on the reverse thereof duly filled in and signed, which signature shall be guaranteed by a bank or trust company having an office or correspondent in the United States or a broker or dealer which is a member of a registered securities exchange or the National Association of Securities Dealers, Inc., and upon payment to the Warrant Agent for the account of the Company of the Exercise Price, as adjusted as herein provided, for each of the Warrant Shares in respect of which such Warrant is then exercised. Payment of the aggregate Exercise Price shall be made in cash or by certified or official bank check payable to the order of the Company.

     Subject to the provisions of Section 4 hereof, upon surrender of Warrants and payment of the Exercise Price as provided above, the Warrant Agent shall thereupon promptly notify the Company, and the Company shall transfer to the Holder of such Warrant Certificate appropriate evidence of ownership of any Warrant Shares or other securities or property (including any money) to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, such name or names as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property (including any money) to the person or persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share as provided in Section 9. Any such evidence of ownership shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price.

     The Warrants shall be exercisable commencing on the Exercisability Date, at the election of the Holders thereof, either in full or from time to time in part and, in the event that a certificate evidencing Warrants is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new certificate evidencing the remaining Warrant or Warrants will be issued, and the Warrant Agent is hereby irrevocably authorized to countersign and to deliver the required new Warrant Certificate or Certificates pursuant to the provisions of this Section and of Section 2.3 hereof, and the Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrant Certificates duly executed on behalf of the Company for such purpose.

     All Warrant Certificates surrendered for the purpose of exercise (in whole or in part), exchange, substitution or transfer shall, if surrendered to the Company or to any of its agents, be delivered to the Warrant Agent for cancellation or in cancelled form, or if surrendered to the Warrant Agent shall be cancelled by it, and no Warrant Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. If the Company purchases or acquires Warrants and if the Company so chooses, the Company may deliver to the Warrant Agent for cancellation and retirement, and the Warrant Agent shall so cancel and retire, the Warrant Certificates evidencing said Warrants. The Warrant Agent shall destroy such cancelled Warrant Certificates, and in such case shall upon the written request of the Company deliver a certificate of destruction thereof to the Company. The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all monies received by the Warrant Agent for the purchase of the Warrant Shares through the exercise of such Warrants.

     The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder by or from the Company available for inspection by the Holders during normal business hours at its office. The Company shall supply the Warrant Agent from time to time with such numbers of copies of this Agreement as the Warrant Agent may request.

     SECTION 4. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the initial issuance of the Warrants and the Warrant Shares issuable upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the Holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     SECTION 5. Reservation of Warrant Shares. The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

     The Company or, if appointed, the transfer agent for the Common Stock (the "Transfer Agent") and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent the stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement. The Company will supply such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in Section 9. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each Holder of the Warrants pursuant to Section 14 hereof. As of the date of this Agreement, the Transfer Agent is Bank One, Texas, N.A.

     Before taking any action which would cause an adjustment pursuant to
Section 7 hereof to reduce the Exercise Price below the then par value (if any) of the Warrant Shares, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

     The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants will, upon issue and payment of the Exercise Price therefor, be duly and validly issued, fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

     SECTION 6. Obtaining Stock Exchange Listings. The Company will from time to time take all action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed on the principal securities exchanges and markets (including, without limitation, the Nasdaq National Market) within the United States of America, if any, on which other shares of Common Stock are then listed.

     SECTION 7. Adjustment of Exercise Price and Number of Warrant Shares Issuable. The number and kind of shares purchasable upon the exercise of Warrants and the Exercise Price shall be subject to adjustment from time to time as follows:

     (a) Stock Splits, Combinations, etc. In case the Company shall hereafter
(A) pay a dividend or make a distribution on its Common Stock in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class), (B) subdivide its outstanding shares of Common Stock or (C) combine its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such action shall be adjusted so that the Holder of any Warrant thereafter exercised shall be entitled to receive the number of shares of Capital Stock of the Company which such Holder would have owned immediately following such action had such Warrant been exercised immediately prior thereto. An adjustment made pursuant to this paragraph shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this paragraph, the Holder of any Warrant thereafter exercised shall become entitled to receive shares of two or more classes of Capital Stock of the Company, the Board of Directors of the Company (whose determination shall be conclusive) shall determine the allocation of the adjusted Exercise Price between or among shares of such classes of Capital Stock.

     (b) Reclassification, Combinations, Mergers, etc. In case of any reclassification or change of outstanding shares of Common Stock issuable upon exercise of the Warrants (other than as set forth in paragraph (a) above and other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the then outstanding shares of Common Stock or other Capital Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination)) or in case of any sale or conveyance to another corporation of all or substantially all of the assets of the Company, then, as a condition of such reclassification, change, consolidation, merger, sale or conveyance, the Company or such a successor or purchasing corporation, as the case may be, shall forthwith make lawful and adequate provision whereby the Holder of such Warrant then outstanding shall have the right thereafter to receive on exercise of such Warrant the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock issuable upon exercise of such Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and enter into a supplemental warrant agreement so providing. Such provisions shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 7. If the issuer of securities deliverable upon exercise of Warrants under the supplemental warrant agreement is an Affiliate of the formed, surviving or transferee corporation, that issuer shall join in the supplemental warrant agreement. The above provisions of this paragraph (b) shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

     In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant Agreement to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 7. For purposes of this Section 7(b) "shares of stock and other securities" of a successor or acquiring corporation shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 7(b) shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

     (c) Issuance of Options or Convertible Securities. In the event the Company shall, at any time or from time to time after the date hereof, issue, sell, distribute or otherwise grant in any manner (including by assumption) to all holders of the Common Stock any rights to subscribe for or to purchase, or any warrants or options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (any such rights, warrants or options being herein called "Options" and any such convertible or exchangeable stock or securities being herein called "Convertible Securities") or any Convertible Securities (other than upon exercise of any Option), whether or not such Options or the rights to convert or exchange such Convertible Securities are immediately exercisable, and the price per share at which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the aggregate amount, if any, received or receivable by the Company as consideration for the issuance, sale, distribution or granting of such Options or any such Convertible Security, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Options or upon conversion or exchange of all such Convertible Securities, plus, in the case of Options to acquire Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange of all such Convertible Securities, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of all such Options or upon the conversion or exchange of all such Convertible Securities or upon the conversion or exchange of all Convertible Securities issuable upon the exercise of all such Options) shall be less than the current market price per share of Common Stock (determined pursuant to Section 7(g)) on the record date for the issuance, sale, distribution or granting of such Options (any such event being herein called a "Distribution") then, effective upon such Distribution, the Exercise Price shall be reduced to the price (calculated to the nearest 1/1,000 of one cent) determined by multiplying the Exercise Price in effect immediately prior to such Distribution by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding (exclusive of any treasury shares) immediately prior to such Distribution multiplied by the current market price per share of Common Stock on the date of such Distribution plus (ii) the consideration, if any, received by the Company upon such Distribution, and the denominator of which shall be the product of (A) the total number of shares of Common Stock outstanding (exclusive of any treasury shares) immediately after such Distribution multiplied by (B) the current market price per share of Common Stock on the record date for such Distribution. For purposes of the foregoing, the total maximum number of shares of Common Stock issuable upon exercise of all such Options or upon conversion or exchange of all such Convertible Securities or upon the conversion or exchange of the total maximum amount of the Convertible Securities issuable upon the exercise of all such Options shall be deemed to have been issued as of the date of such Distribution and thereafter shall be deemed to be outstanding and the Company shall be deemed to have received as consideration therefor such price per share, determined as provided above. Except as provided in paragraphs (j) and (k) below, no additional adjustment of the Exercise Price shall be made upon the actual exercise of such Options or upon conversion or exchange of the Convertible Securities or upon the conversion or exchange of the Convertible Securities issuable upon the exercise of such Options.

     (d) Dividends and Distributions. In the event the Company shall, at any time or from time to time after the date hereof, distribute to all the holders of Common Stock any dividend or other distribution of cash, evidences of its indebtedness, other securities or other properties or assets (in each case other than (i) dividends payable in Common Stock, Options or Convertible Securities and (ii) any cash dividend from current or retained earnings), or any options, warrants or other rights to subscribe for or purchase any of the foregoing, then
(A) the Exercise Price shall be decreased to a price determined by multiplying the Exercise Price then in effect by a fraction, the numerator of which shall be the current market price per share of Common Stock on the record date for such distribution less the sum of (X) the cash portion, if any, of such distribution per share of Common Stock outstanding (exclusive of any treasury shares) on the record date for such distribution plus (Y) the then fair market value (as determined in good faith by the Board of Directors of the Company) per share of Common Stock outstanding (exclusive of any treasury shares) on the record date for such distribution of that portion, if any, of such distribution consisting of evidences of indebtedness, other securities, properties, assets, options, warrants or subscription or purchase rights, and the denominator of which shall be such current market price per share of Common Stock and (B) the number of shares of Common Stock purchasable upon the exercise of each Warrant shall be increased to a number determined by multiplying the number of shares of Common Stock so purchasable immediately prior to the record date for such distribution by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment required by clause (A) of this sentence and the denominator of which shall be the Exercise Price in effect immediately after such adjustment. The adjustments required by this paragraph (d) shall be made whenever any such distribution occurs retroactive to the record date for the determination of stockholders entitled to receive such distribution.

     (e) Self-Tenders. In case of the consummation of a tender or exchange offer (other than an odd-lot tender offer) made by the Company or any subsidiary of the Company for all or any portion of the Common Stock to the extent that the cash and value of any other consideration included in such payment per share of Common Stock exceeds the first reported sales price per share of Common Stock on the trading day next succeeding the

Expiration Time (as defined below), the Exercise Price shall be reduced so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the Expiration Time by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the first reported sales price of the Common Stock on the trading day next succeeding the Expiration Time, and the denominator shall be the sum of (A) the fair market value (determined by the Board of Directors of the Company, whose determination shall be conclusive and described in a resolution of the Board of Directors) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (B) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on the Expiration Time and the first reported sales price of the Common Stock on the trading day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time.

     (f) Issuance of Additional Shares of Common Stock. If at any time the Company shall (except as hereinafter provided) issue or sell any additional shares of Common Stock for consideration in an amount per additional share of Common Stock less than the Current Market Price, then the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale by a fraction (A) the numerator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale, and (B) the denominator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale, and (2) the aggregate consideration received from the issuance or sale of the additional shares of Common Stock divided by the Current Market Price. For the purposes of this paragraph (f), the date as of which the Current Market Price per share of Common Stock shall be computed shall be the earlier of (a) the date on which the Company shall enter into a firm contract for the issuance of such additional shares of Common Stock or (b) the date of actual issuance of such additional shares of Common Stock.

     (g) Current Market Price. For the purpose of any computation of current market price under this Section 7 and Section 9, the current market price per share of Common Stock at any date shall be (x) for purposes of Section 9, the closing price on the business day immediately prior to the exercise of the applicable Warrant pursuant to Section 3 and (y) in all other cases, the average of the daily closing prices for the shorter of (i) the 20 consecutive trading days ending on the last full trading day on the exchange or market specified in the second succeeding sentence prior to the Time of Determination (as defined below) and (ii) the period commencing on the date next succeeding the first public announcement of the issuance, sale, distribution or granting in question through such last full trading day prior to the Time of Determination. The term "Time of Determination" as used herein shall be the time and date of the earlier to occur of (A) the date as of which the current market price is to be computed and (B) the last full trading day on such exchange or market before the commencement of "ex-dividend" trading in the Common Stock relating to the event giving rise to the adjustment required by paragraph (a), (b), (c) or (d). The closing price for any day shall be the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case (1) on the principal national securities exchange on which the shares of Common Stock are listed or to which such shares are admitted to trading or (2) if the Common Stock is not listed or admitted to trading on a national securities exchange, in the over-the-counter market as reported by the Nasdaq National Market or any comparable system or (3) if the Common Stock is not listed on the Nasdaq National Market or a comparable system, as furnished by two members of the NASD selected from time to time in good faith by the Board of Directors of the Company for that purpose. In the absence of all of the foregoing, or if for any other reason the current market price per share cannot be determined pursuant to the foregoing provisions of this paragraph (g), the current market price per share shall be the fair market value thereof as determined in good faith by the Board of Directors of the Company.

     (h) Certain Distributions. If the Company shall pay a dividend or make any other distribution payable in Options or Convertible Securities, then, for purposes of paragraph (c) above, such Options or Convertible Securities shall be deemed to have been issued or sold without consideration.

     (i) Consideration Received. If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for a consideration other than cash, the amount of the consideration other than cash received by the Company in respect thereof shall be deemed to be the then fair market value of such consideration (as determined in good faith by the Board of Directors of the Company). If any Options shall be issued in connection with the issuance and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration; provided, however, that if such Options have an exercise price equal to or greater than the current market price of the Common Stock on the date of issuance of such Options, then such Options shall be deemed to have been issued for consideration equal to such exercise price.

     (j) Deferral of Certain Adjustments. No adjustment to the Exercise Price (including the related adjustment to the number of shares of Common Stock purchasable upon the exercise of each Warrant) shall be required hereunder unless such adjustment, together with other adjustments carried forward as provided below, would result in an increase or decrease of at least one percent (1%) of the Exercise Price; provided that any adjustments which by reason of this paragraph (j) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. No adjustment need be made for a change in the par value of the Common Stock. All calculations under this Section shall be made to the nearest 1/1,000 of one cent or to the nearest 1/1000th of a share, as the case may be.

     (k) Changes in Options and Convertible Securities. If the exercise price provided for in any Options referred to in paragraph (c) above, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in paragraph (c) above, or the rate at which any Convertible Securities referred to in paragraph (c) above are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution upon an event which results in a related adjustment pursuant to this Section 7), the Exercise Price then in effect and the number of shares of Common Stock purchasable upon the exercise of each Warrant shall forthwith be readjusted (effective only with respect to any exercise of any Warrant after such readjustment) to the Exercise Price and number of shares of Common Stock so purchasable that would then be in effect had the adjustment made upon the issuance, sale, distribution or granting of such Options or Convertible Securities been made based upon such changed purchase price, additional consideration or conversion rate, as the case may be, but only with respect to such Options and Convertible Securities as then remain outstanding.

     (l) Expiration of Options and Convertible Securities. If, at any time after any adjustment to the number of shares of Common Stock purchasable upon the exercise of each Warrant shall have been made pursuant to paragraph (c) or (k) above or this paragraph (l), any Options or Convertible Securities shall have expired unexercised, the number of such shares so purchasable shall, upon such expiration, be readjusted and shall thereafter be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) as if (i) the only shares of Common Stock deemed to have been issued in connection with such Options or Convertible Securities were the shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or Convertible Securities and (ii) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale, distribution or granting of all such Options or Convertible

Securities, whether or not exercised; provided that no such readjustment shall have the effect of decreasing the number of such shares so purchasable by an amount (calculated by adjusting such decrease to account for all other adjustments made pursuant to this Section 7 following the date of the original adjustment referred to above) in excess of the amount of the adjustment initially made in respect of the issuance, sale, distribution or granting of such Options or Convertible Securities.

     (m) Other Adjustments. In the event that at any time, as a result of an adjustment made pursuant to this Section 7, the Holders shall become entitled to receive any securities of the Company other than shares of Common Stock, thereafter the number of such other securities so receivable upon exercise of the Warrants and the Exercise Price applicable to such exercise shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock contained in this Section 7.

     (n) Other Action Affecting Common Stock. In case at any time or from time to time the Company shall take any action in respect of its Common Stock, other than any action described in this Section 7, then the number of shares of Common Stock or other stock for which this Warrant is exercisable shall be adjusted in such manner as may be equitable in the circumstances. If the Company shall at any time and from time to time issue or sell (i) any shares of any class of common stock other than Common Stock, (ii) any evidences of its indebtedness, shares of stock or other securities which are convertible into or exchangeable for such shares of common stock, with or without the payment of additional consideration in cash or property or (iii) any warrants or other rights to subscribe for or purchase any such shares of common stock or any such evidences, shares of stock or other securities, then in each such case such issuance shall be deemed to be of, or in respect of, Common Stock for purposes of this Section 7; provided, however, that, without limiting the generality of the foregoing, if the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, common stock other than Common Stock, including shares of non-voting common stock, then the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the aggregate number of shares of such common stock and of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event.

     SECTION 8. Statement on Warrants. Irrespective of any adjustment in the number or kind of shares issuable upon the exercise of the Warrants or the Exercise Price, Warrants theretofore or thereafter issued may continue to express the same number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

     SECTION 9. Fractional Interest. The Company shall not be required to issue fractional shares of Common Stock on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full shares of Common Stock which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of shares of Common Stock acquirable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this Section, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall direct the Transfer Agent to pay an amount in cash calculated by it to equal the then current market price per share (determined pursuant to Section 7(g)) multiplied by such fraction computed to the nearest whole cent. The Holders, by their acceptance of the Warrant Certificates, expressly waive any and all rights to receive any fraction of a share of Common Stock or a stock certificate representing a fraction of a share of Common Stock.

     SECTION 10. When Adjustment Not Required. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

     SECTION 11. Escrow of Warrant Stock. If after any property becomes distributable pursuant to Section 7 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, and the Holder exercises this Warrant, any additional shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for the Holder by the Company to be issued to the Holder upon and to the extent that the event actually takes place. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Company and escrowed property returned.

     SECTION 12. Challenge to Good Faith Determination. Whenever the Board of Directors of the Company shall be required to make a determination in good faith of the fair value of any item under Section 7, such determination may be challenged in good faith by the Majority Holders, and any dispute shall be resolved by an investment banking firm of national standing selected by the Company. The fee of such investment banking firm shall be paid by the Company, unless such fair market value as determined by the investment banking firm is more than 95% of the fair market value determined by the Board of Directors of the Company, in which case the challenging Holders shall be jointly and severally liable for such fee.

     SECTION 13. Treasury Stock. The sale or other disposition of any issued shares of Common Stock owned or held by or for the account of the Company shall be deemed an issuance thereof and a repurchase thereof and designation of such shares as treasury stock shall be deemed to be a redemption thereof for the purposes of this Agreement.

     SECTION 14. Notices to Warrant Holders. Upon any adjustment of the Exercise Price pursuant to Section 7, the Company shall promptly thereafter (i) cause to be filed with the Warrant Agent a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors of the Company (who may be the regular auditors of the Company) setting forth the Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Warrant Shares (or portion thereof) issuable after such adjustment in the Exercise Price, upon exercise of a Warrant and payment of the adjusted Exercise Price, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, and (ii) cause to be given to each of the registered Holders of the Warrant Certificates at his address appearing on the Warrant Register written notice of such adjustments by first-class mail, postage prepaid. The Warrant Agent shall be entitled to conclusively rely on the above-referenced accountant's certificate and shall be under no duty or responsibility with respect to any such certificate, except to exhibit the same from time to time to any Holder desiring an inspection thereof during normal business hours upon reasonable notice. The Warrant Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist that may require any adjustment of the number of shares of Common Stock or other stock or property issuable on exercise of the Warrants or the Exercise Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment or the validity or value (or the kind or amount) of any shares of Common Stock or other stock or property which may be issuable on exercise of the Warrants. The Warrant Agent shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other common stock or property upon the exercise of any Warrant.

     The Company shall, in addition, promptly notify the Holders of the Warrants of any determination of its Board of

Directors pursuant to Section 7(n) that any actions affecting its Common Stock will not require an adjustment to the Exercise Price or the number of shares for which a Warrant is exercisable, and shall specify in such notice the reasons for such determination. In the event that the Majority Holders shall challenge any of the calculations set forth in such notice within 20 days after the Company's delivery thereof, the Company shall retain a firm of independent certified public accountants of national standing selected by the Company to prepare and execute a certificate verifying that no adjustment is required. The Company shall promptly cause a signed copy of any certificate prepared pursuant to this
Section 14 to be delivered to each Holder in accordance with Section 20. The Company shall keep at its office or agency designated pursuant to Section 2.10 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours upon reasonable notice by any Holder or any prospective purchaser of a Warrant designated by a Holder thereof.

     SECTION 15. Merger, Consolidation or Change of Name of Warrant Agent. Any corporation into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to the business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor warrant agent under the provisions of
Section 17. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, and in case at that time any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent; and in case at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor to the Warrant Agent; and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

     In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent whose name has been changed may adopt the countersignature under its prior name, and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name, and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

     SECTION 16. Warrant Agent. The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Warrants, by their acceptance thereof, shall be bound:

     (a) The statements contained herein and in the Warrant Certificates shall be taken as statements of the Company and the Warrant Agent assumes no responsibility for the correctness of any of the same. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrant Certificates except as herein otherwise provided.

     (b) The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrant Certificates to be complied with by the Company.

     (c) The Warrant Agent may consult at any time with counsel satisfactory to it (who may be counsel for the Company) and the Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant Certificate in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

     (d) The Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant Certificate for any action taken in reliance on any Warrant Certificate, certificate of shares, notice, resolution, waiver, consent, order, certificate, opinion, direction or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

     (e) The Company agrees to pay to the Warrant Agent reasonable compensation, as agreed in writing from time to time, for all services rendered by the Warrant Agent in connection with this Agreement, to reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges of any kind and nature reasonably incurred by the Warrant Agent in connection with this Agreement (including, without limitation, reasonable fees and expenses of counsel) and to indemnify the Warrant Agent and its agents, employees, directors, officers and affiliates and save it and them harmless against any and all losses, liabilities and expenses of any nature whatsoever, including, without limitation, judgments, costs and counsel fees and actual expenses, for any action taken or omitted by the Unit Agent or arising in connection with this Agreement and the exercise by the Warrant Agent of its rights hereunder and the performance by the Warrant Agent of any of its obligations hereunder except as a result of the Warrant Agent's gross negligence or bad faith or willful misconduct.

     (f) The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more Holders of Warrant Certificates shall furnish the Warrant Agent with reasonable security and indemnity satisfactory to the Warrant Agent for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as it may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrant Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent and any recovery of judgment shall be for the ratable benefit of the Holders of the Warrants, as their respective rights or interests may appear.

     (g) The Warrant Agent, and any stockholder, director, officer or employee of it, may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

     (h) The Warrant Agent shall act hereunder solely as agent for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own willful misconduct, negligence or bad faith.

     (i) The Warrant Agent shall not at any time be under any duty or responsibility to any holder of any Warrant Certificate to make or cause to be made any adjustment of the Exercise Price or number of the Warrant Shares or other securities or property deliverable as provided in this Agreement, or to determine whether any facts exist which may require any of such adjustments, or with respect to the nature or extent of any such adjustments, when made, or with respect to the method employed in making the same. The Warrant Agent shall not be accountable with respect to the validity or value or the kind or amount of any Warrant Shares or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or with respect to whether any such Warrant Shares or other securities will when issued be validly issued and fully paid and nonassessable, and makes no representation with respect thereto.

     (j) Before the Warrant Agent acts or refrains from acting with respect to any matter contemplated by this Warrant Agreement, it may require:

          (1) an Officers' Certificate (as defined in the Indenture) stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Warrant Agreement relating to the proposed action have been complied with; and

          (2) if reasonably necessary in the sole judgment of the Warrant Agent, an opinion of counsel for the Company stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

     Each Officers' Certificate or, if requested, an opinion of counsel with respect to compliance with a condition or covenant provided for in this Warrant Agreement shall include:

          (1) a statement that the person making such certificate or opinion has read such covenant or condition;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of such person he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

     The Warrant Agent shall not be liable for any action it takes or omits to take in good faith in reliance on any such certificate or opinion.

     (k) The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President, a Senior Vice President, the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

     (l) The Warrant Agent shall not have any duty to calculate or determine any adjustments with respect either to the Exercise Price or the kind and amount of shares or other securities or any property receivable by holders of Warrant Certificates upon the exercise or tender of Warrants required from time to time, and the Warrant Agent shall have no duty or responsibility in determining the accuracy or correctness of such calculations.

     (m) The Company will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further acts, instruments and assurances as may be required by the Warrant Agent in order to enable it to carry out or perform its duties under this Agreement.

     SECTION 17. Resignation and Removal of Warrant Agent; Appointment of Successor. (a) No resignation or removal of the Warrant Agent and no appointment of a successor warrant agent shall become effective until the acceptance of appointment by the successor warrant agent as provided herein. The Warrant Agent may resign its duties and be discharged from all further duties and liability hereunder (except liability arising as a result of the Warrant Agent's own gross negligence, willful misconduct or bad faith) upon not less than 30 days' prior written notice to the Company. The Company may remove the Warrant Agent upon written notice, and the Warrant Agent shall thereupon in like manner be discharged from all further duties and liabilities hereunder, except as aforesaid. The Warrant Agent shall, at the Company's expense, cause to be mailed (by first class mail, postage prepaid) to each Holder of a Warrant at his last address as shown on the Warrant Register a copy of said notice of resignation or notice of removal, as the case may be. Upon such resignation or removal, the Company shall appoint in writing a new warrant agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such resignation by the resigning Warrant Agent or after such removal, then the resigning Warrant Agent or the Holder of any Warrant may apply to any court of competent jurisdiction for the appointment of a new warrant agent. Any new warrant agent, whether appointed by the Company or by such a court, shall be a corporation doing business under the laws of the United States or any state thereof, in good standing and having a combined capital and surplus of not less than $50,000,000. The combined capital and surplus of any such new warrant agent shall be deemed to be the combined capital and surplus as set forth in the most recent annual report of its condition published by such warrant agent prior to its appointment, provided that such reports are published at least annually pursuant to law or to the requirements of a federal or state supervising or examining authority. After acceptance in writing of such appointment by the new warrant agent, it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; but if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the resigning or removed Warrant Agent. Not later than the effective date of any such appointment, the Company shall give notice thereof to the resigning or removed Warrant Agent. Failure to give any notice provided for in this Section, however, or any defect therein, shall not affect the legality or validity of the resignation of the Warrant Agent or the appointment of a new warrant agent, as the case may be.

     (b) Any corporation into which the Warrant Agent or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Warrant Agent or any new warrant agent shall be a party or any corporation to which the Warrant Agent transfers substantially all of its corporate trust or shareholder business shall be a successor Warrant Agent under this Agreement without any further act, provided that such corporation (i) would be eligible for appointment as successor to the Warrant Agent under the provisions of
Section 17(a) or (ii) is a wholly owned subsidiary of the Warrant Agent. Any such successor Warrant Agent shall promptly cause notice of its succession as Warrant Agent to be mailed (by first class mail, postage prepaid) to each Holder at such Holder's last address as shown on the Warrant Register.

     SECTION 18. Registration.

     18.1 Warrant Shares Registration Statement. The Company agrees with and for the benefit of the holders of Warrants that on or prior to the Exercisability Date, the Company will have registered (the "Warrant Shares Registration Statement") or otherwise qualified all Warrant Shares pursuant to the provisions of the Securities Act and pursuant to all applicable state "Blue Sky" or securities laws. So long as any unexpired and exercisable Warrants remain outstanding, the Company will file such amendments and/or supplements to any registration statement under the Securities Act or under any applicable state securities laws covering the issuance of such Warrant Shares, and supplement and keep current any prospectus forming a part of such registration statement, as may be necessary to permit the Company to comply with the Securities Act and the rules and regulations thereunder and as may be necessary to comply with all applicable state "Blue Sky" or securities laws, and to permit the Company to deliver to each Person exercising a Warrant a prospectus meeting the requirements of Section

10(a)(3) of the Securities Act and otherwise comply therewith; and the Company will deliver such prospectus to each such Person. The Company shall, upon the request of any holder of Warrants that may be required pursuant to the Securities Act to deliver a prospectus in connection with any sale or other disposition of Warrant Shares, include within the plan of distribution section of the prospectus and in such other places in the prospectus as may be necessary, all information necessary under the Securities Act to enable such holder to deliver such prospectus in connection with sales or other dispositions of such Warrant Shares, and the Company shall also take such action as may be necessary under the Securities Act with respect to the related registration statement to enable such holder to effect such delivery in connection with such sale or other disposition. The Company further agrees to provide any holder who may be required to deliver a prospectus upon the sale or other disposition of such Warrant Shares, such number of copies of the prospectus as such holder reasonably requests.

     18.2 Registration Expenses. All expenses incident to the Company's performance of or compliance with this Section 18 will be borne by the Company, including without limitation: (i) all registration and filing fees and expenses;
(ii) all fees and expenses of compliance with federal securities and state "Blue Sky" or securities laws; (iii) all expenses of printing (including printing certificates for the Warrant Shares and printing of prospectuses), messenger and delivery services; (iv) all fees and disbursements of counsel for the Company;
(v) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance); and (vi) the Company's internal expenses, the expenses of any annual or other audit and the fees and expenses of any Person, including special experts, retained by the Company.

     SECTION 19. Reports.

     (a) So long as any of the Warrants remain outstanding, and to the extent such documents are required to be sent by the Company to the holders of its outstanding Common Stock, the Company shall cause copies of all quarterly and annual financial reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act ("SEC Reports") to be filed with the Warrant Agent and mailed to the Holders of the Warrants at their addresses appearing in the Warrant Register, in each case, within 15 days of filing with the Commission. If the Company is not subject to the requirements of Section 13 or 15(d) of the Exchange Act, the Company shall nevertheless continue to cause SEC Reports, comparable to those which it would be required to file pursuant to Section 13 or 15(d) of the Exchange Act if it were subject to the requirements of either such Section, to be so filed with the Commission (but only if the Commission permits such filings) and, to the extent it is required to send such SEC Reports to the holders of its outstanding Common Stock, with the Warrant Agent and mailed to the holders, in each case, within the same time periods as would have applied (including under the preceding sentence) had the Company been subject to the requirements of Section 13 or 15(d) of the Exchange Act.

     (b) The Company shall provide the Warrant Agent with a sufficient number of copies of all SEC Reports that the Warrant Agent may be required to deliver to the Holders of the Warrants under this Section 19.

     SECTION 20. Notices to Company and Warrant Agent. Any notice or demand authorized by this Agreement to be given or made by the Warrant Agent or by the Holder of any Warrant Certificate to or on the Company shall be sufficiently given or made (i) five business days after deposited in the mail, first class or registered, postage prepaid, (ii) one business day after being timely delivered to a next-day air courier or (ii) when receipt is acknowledged by the addressee, if telecopied, addressed (until another address is filed in writing by the Company with the Warrant Agent), as follows:

                 Heartland Wireless Communications Inc.
                 903 North Bowser, Suite 140
                 Richardson, Texas  75081
                 Telecopy:  (214) 479-1023
                 Telephone:  (214) 479-9244
                 Attention:  Chief Financial Officer

     In case the Company shall fail to maintain such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the principal office of the Warrant Agent.

     Any notice pursuant to this Agreement to be given by the Company or by the Holder(s) of any Warrant Certificate to the Warrant Agent shall be sufficiently given or made (i) five business days after deposited in the mail, first-class or registered, postage prepaid, (ii) one business day after being timely delivered to a next-day air courier or (ii) when receipt is acknowledged by the addressee, if telecopied, addressed (until another address is filed in writing by the Warrant Agent with the Company) to the Warrant Agent as follows:

                 Banker Trust Company
                 Corporate Trust and Agency Group
                 Four Albany Street, Fourth Floor
                 New York, New York  10006
                 Attention:  Trust Department

     SECTION 21. Supplements and Amendments. The Company and the Warrant Agent may from time to time supplement or amend this Agreement without the approval of any holders of Warrant Certificates in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not in any way adversely affect the interests of the holders of Warrant Certificates. Any amendment or supplement to this Agreement that has a material adverse effect on the interests of holders shall require the written consent of Majority Holders representing a majority of the then outstanding Warrants. The consent of each Holder of a Warrant affected shall be required for any amendment pursuant to which the Exercise Price would be increased or the number of Warrant Shares purchasable upon exercise of Warrants would be decreased. The Warrant Agent shall be entitled to receive and, subject to Section 16, shall be fully protected in relying upon, an officers' certificate and opinion of counsel as conclusive evidence that any such amendment or supplement is authorized or permitted hereunder, that it is not inconsistent herewith, and that it will be valid and binding upon the Company in accordance with its terms. The Company may not sign any amendment or supplement until the Company's Board of Directors approves it.

     SECTION 22. Severability. Wherever possible, each provision of this Warrant Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant Agreement.

     SECTION 23. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

     SECTION 24. Termination. This Agreement (other than the Company's obligations with respect to Warrants previously exercised) shall terminate at 5:00 p.m., New York City time on the Expiration Date.

     SECTION 25. GOVERNING LAW. THIS AGREEMENT AND EACH WARRANT CERTIFICATE ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF SAID STATE. THE COMPANY CONSENTS TO PERSONAL JURISDICTION, WAIVES ANY OBJECTION AS TO JURISDICTION OR VENUE, AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE, IN THE COUNTY OF NEW YORK, STATE OF NEW YORK. Service of process on the Company or Holder in any action arising out of or relating to this Agreement shall be effective if mailed to such party in accordance with the procedures and requirements set forth in Section 20. Nothing herein shall preclude any Holder or the Company from bringing suit or taking other legal action in any other jurisdiction.

     SECTION 26. Benefits of This Agreement. (a) Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Warrant Agent and the holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the holders of the Warrant Certificates.

     (b) Prior to the exercise of the Warrants, no Holder of a Warrant Certificate, as such, shall be entitled to any rights of a stockholder of the Company, including, without limitation, the right to receive dividends or subscription rights, the right to vote, to consent, to exercise any preemptive right, to receive any notice of meetings of stockholders for the election of directors of the Company, to share in the assets of the Company in the event of the liquidation, dissolution or winding up of the Company's affairs or any other matter or to receive any notice of any proceedings of the Company, except as may be specifically provided for herein.

     (c) All rights of action in respect of this Agreement are vested in the Holders of the Warrants, and any Holder of any Warrant, without the consent of the Warrant Agent or the Holder of any other Warrant, may, on such Holder's own behalf and for such Holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, such Holder's rights hereunder, including the right to exercise, exchange or surrender for purchase such Holder's Warrants in the manner provided in this Agreement.

     SECTION 27. Entire Agreement. This Agreement, together with the Unit Agreement, dated as of April 26, 1995 among the Company, the Warrant Agent, Bankers Trust Company, as Unit Agent, and First Trust of New York, National

Association (the "Trustee"), and the Indenture, dated as of April 26, 1995, between the Company and the Trustee, is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. Such agreements supersede all prior agreements and understandings between the parties with respect to such subject matter.

     SECTION 28. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                            (Signature Page Follows)

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                    HEARTLAND WIRELESS COMMUNICATIONS, INC.


                                    By________________________
                                    Title_____________________



                                    BANKERS TRUST COMPANY


                                    By________________________
                                    Title_____________________

                                                                       EXHIBIT A


     [Unless and until it is exchanged in whole or in part for Warrants in certificated form, this Warrant may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.] (1)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) (AN "ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY, EXCEPT (A) TO THE ISSUER THEREOF, OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A PROMULGATED UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHED (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE OR REGISTRAR), (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 PROMULGATED UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

- --------
(1) This paragraph is to be included only if the Warrant is in global form.

IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY, IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE ISSUER SUCH CERTIFICATIONS, WRITTEN LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A SECURITYHOLDERS' AND REGISTRATION RIGHTS AGREEMENT DATED AS OF APRIL 26, 1995 AMONG BT SECURITIES CORPORATION, LAZARD FRERES & CO. AND HEARTLAND WIRELESS COMMUNICATIONS, INC. (THE "COMPANY"), A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

                     EXERCISABLE ON OR AFTER APRIL 26, 1996
                            AND BEFORE APRIL 26, 2000


                                                              CUSIP No.42235W116

No._______                                                           __ Warrants

                               Warrant Certificate

                     HEARTLAND WIRELESS COMMUNICATIONS, INC.


     This Warrant Certificate certifies that ___________, or registered assigns, is the registered holder of Warrants expiring April 26, 2000 (the "Warrants") to purchase Common Stock, par value $.001 (the "Common Stock"), of Heartland Wireless Communications, Inc., a Delaware corporation (the "Company"). Each Warrant entitles the registered holder upon exercise on or before 5:00 p.m. New York City Time on April 26, 2000, to receive from the Company _____ fully paid and nonassessable shares of Common Stock (each such share a "Warrant Share") at the initial exercise price (the "Exercise Price") of $19.525 per share payable in lawful money of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent, but only subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

     As provided in the Warrant Agreement until the earliest of (i) 90 days after the issuance of the Units (as defined in the Warrant Agreement), (ii) the date upon which a registration statement under the Securities Act with respect to a registered exchange offer for the Notes (as defined in the Warrant

Agreement) is declared effective under the Securities Act and (iii) such date as the Purchasers (as defined in the Warrant Agreement) may in its discretion deem appropriate, each $1,000 principal amount of Notes (as defined in the Warrant Agreement) and Warrant which comprise each Unit may not be transferred or exchanged separately.

     No Warrant may be exercised after 5:00 p.m., New York City Time on April 26, 2000, and to the extent not exercised by such time such Warrants shall become void.

     Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

     This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.

     This Warrant Certificate shall be governed and construed in accordance with the internal laws of the State of New York.

     IN WITNESS WHEREOF, Heartland Wireless Communications, Inc. has caused this Warrant Certificate to be signed by its President and by its Secretary and has caused its corporate seal to be affixed hereunto or imprinted hereon.

Dated:

                                    HEARTLAND WIRELESS COMMUNICATIONS, INC.


                                    By________________________
                                             President


                                    By________________________
                                             Secretary

Countersigned:

BANKERS TRUST COMPANY
as Warrant Agent


By____________________________
     Authorized Signature

                          [Form of Warrant Certificate]

                                    [Reverse]


     The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring April 26, 2000 entitling the Holder on exercise to receive shares of Common Stock, par value $.001, of the Company (the "Common Stock"), and are issued or to be issued pursuant to a Warrant Agreement dated as of April 26, 1995 (the "Warrant Agreement"), duly executed and delivered by the Company to Bankers Trust Company, as warrant agent (the "Warrant Agent"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

     Warrants may be exercised at any time on or after April 26, 1996 and on or before 5:00 p.m., New York City time on April 26, 2000. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price in cash at the office of the Warrant Agent. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

     The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof and/or the number of shares of Common Stock issuable upon the exercise of each Warrant shall, subject to certain conditions, be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

     The Company is party to a Securityholders and Registration Rights Agreement pursuant to which it has certain registration obligations with respect to the Common Stock issuable upon exercise of the Warrants.

     Warrant Certificates, when surrendered at the office of the Warrant Agent by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

     Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

     The Company and the Warrant Agent may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

                         (FORM OF ELECTION TO EXERCISE)

         (To be executed upon exercise of Warrants on the Exercise Date)


     The undersigned hereby irrevocably elects to exercise of the _____ Warrants represented by this Warrant Certificate and purchase the whole number of Warrant Shares issuable upon the exercise of such Warrants and herewith tenders payment for such Warrant Shares in the amount of $__________ in cash or by certified or official bank check, in accordance with the terms hereof. The undersigned requests that a certificate representing such Warrant Shares be registered in the name of __________ whose address is _________ and that such certificate be delivered to __________ whose address is __________. Any cash payments to be paid in lieu of a fractional Warrant Share should be made to __________ whose address is __________ and the check representing payment thereof should be delivered to __________ whose address is __________.

        Dated  _________________, 19__

        Name of holder of Warrant Certificate:_________________________________
                                                          (Please Print)

        Tax Identification or Social Security Number:__________________________

        Address:_______________________________________________________________
                _______________________________________________________________

        Signature:_____________________________________________________________
                        Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever and if the certificate representing the
                                    Warrant Shares or any Warrant
                                    Certificate representing Warrants not
                                    exercised is to be registered in a name
                                    other than that in which this Warrant
                                    Certificate is registered, or if any
                                    cash payment to be paid in lieu of a
                                    fractional share is to be made to a
                                    person other than the registered holder
                                    of this Warrant Certificate, the
                                    signature of the holder hereof must be
                                    guaranteed as provided in the Warrant
                                    Agreement.

Dated ____________________, 19__


               Signature Guaranteed:___________________________________________

                              [FORM OF ASSIGNMENT]

     For value received _________________ hereby sells, assigns and transfers unto _________________ the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ________________ attorney, to transfer said Warrant Certificate on the books of the within-named Company, with full power of substitution in the premises.

Dated _________________, 199__

               Signature:______________________________________________________
                              Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

               Signature Guaranteed:___________________________________________

             SCHEDULE OF INCREASES OR DECREASES IN GLOBAL WARRANTS (2)


The following increases or decreases in this Global Warrant have been made:


Date of     Amount of          Amount of        Number of       Signature of
Exchange    decrease in        increase in      Warrants of     authorized
            Number of          Number of        this Global     officer of
            Warrants of this   Warrants of      Warrant         Warrant Agent
            Global Warrant     this             following
                               Global Warrant   such decrease
                                                or increase
- --------------------------------------------------------------------------------




- --------

(2)     This is to be included only if the Warrant is in global form.

                                                                       EXHIBIT B


                    CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                     OR REGISTRATION OF TRANSFER OF WARRANTS

Re:     Warrants to Purchase Common Stock (the "Warrants") of
        Heartland Wireless Communications, Inc.

     This Certificate relates to __________ Warrants held in* _____ book-entry or* _____certificated form by _________ (the "Transferor").

The Transferor:*

     |_| has requested the Warrant Agent by written order to deliver in exchange for its beneficial interest in the Global Warrant held by the Depositary a Warrant or Warrants in definitive, registered form of authorized denominations and an aggregate number equal to its beneficial interest in such Global Warrant (or the portion thereof indicated above); or

     |_| has requested the Warrant Agent by written order to exchange or register the transfer of a Warrant or Warrants.

     In connection with such request and in respect of each such Warrant, the Transferor does hereby certify that Transferor is familiar with the Warrant Agreement relating to the above captioned Warrants and the restrictions on transfers thereof as provided in Section 2.8 of such Warrant Agreement, and that the transfer of this Warrant does not require registration under the Securities Act of 1933, as amended (the "Act") because[*]:

     |_| Such Warrant is being acquired for the Transferor's own account, without transfer (in satisfaction of Section 2.8(a)(y)(A) or Section 2.8(d)(i)(A) of the Warrant Agreement).

     |_| Such Warrant is being transferred to a qualified institutional buyer (as defined in Rule 144A under the Act), in reliance on Rule 144A or in accordance with Regulation S under the Act.

     |_| Such Warrant is being transferred in accordance with Rule 144 under the Act.

     |_| Such Warrant is being transferred in reliance on and in compliance with an exemption from the registration requirements of the Act, other than Rule 144A or Rule 144 or

Regulation S under the Act. An opinion of counsel to the effect that such transfer does not require registration under the Act accompanies this Certificate.



                                                   ---------------------------
                                                   (INSERT NAME OF TRANSFEROR]


                                             By:
                                                   ---------------------------

Date:
         ----------------------
         *Check applicable box.

                                                                       EXHIBIT C

                       Transferee Letter of Representation

Heartland Wireless Communications, Inc.
903 North Bowser, Suite 140
Richardson, Texas  75081

Ladies and Gentlemen:

     In connection with our proposed purchase of Warrants to purchase Common Stock, par value $.001 per share (the "Securities"), of Heartland Wireless Communications, Inc. (the "Company") we confirm that:

          1. We understand that the Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Securities to offer, sell or otherwise transfer such Securities prior to the date which is three years after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Securities, or any predecessor thereto (the "Resale Restriction Termination Date") only (a) to the Company, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) so long as the Securities are eligible for resale pursuant to Rule 144A under the Securities Act, to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act, (e) to an institutional "accredited investor" within the meaning of subparagraphs (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act that is purchasing for his own account or for the account of such an institutional "accredited investor," for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and to compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Securities is proposed to be made pursuant to clause (e) above prior to the Resale Restriction

     Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Warrant Agent under the Warrant Agreement pursuant to which the Securities were issued (the "Warrant Agent") which shall provide, among other things, that the transferee is an institutional "accredited investor" within the meaning of subparagraphs (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act and that it is acquiring such Securities for investment purposes and not for distribution in violation of the Securities Act. The Warrant Agent and the Company reserve the right prior to any offer, sale or other transfer prior to the Resale Restriction Termination Date of the Securities pursuant to clauses (c), (d), (e) or (f) above to require the delivery of a written opinion of counsel, certifications and or other information satisfactory to the Company and the Warrant Agent.

          2. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) purchasing for our own account or for the account of such an institutional "accredited investor," and we are acquiring the Securities for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment for an indefinite period.

          3. We are acquiring the Securities purchased by us for our own account or for one or more accounts as to each of which we exercise sole investment discretion.

          4. You and your counsel are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                                    Very truly yours,


                                                    --------------------
                                                    (Name of Purchasers)

                                                    By:_________________

                                                    Date:_______________

     Upon transfer the Securities would be registered in the name of the new beneficial owner as follows:

Name:
     ----------------------------

Address:
        -------------------------

Taxpayer ID Number:
                   --------------